EXECUTION

                       RECONSTITUTED SERVICING AGREEMENT

         THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of July, 2000, by and between LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation ("Lehman Capital"), and CHASE MANHATTAN MORTGAGE CORPORATION, a New Jersey corporation (the "Servicer"), having an office at 343 Thornall Street, Edison, New Jersey 08837, recites and provides as follows:

                                   RECITALS

         WHEREAS, Lehman Brothers Bank, FSB ("Bank") acquired certain first lien, fixed rate, conventional residential mortgage loans from the Servicer, which mortgage loans were either originated or acquired by the Servicer.

         WHEREAS, such mortgage loans are currently serviced by the Servicer for the Bank pursuant to a Mortgage Loan Purchase, Warranties and Servicing Agreement (Whole Loan Series 2000-FX-7(B)) (the "Servicing Agreement"), dated as of June 27, 2000 and annexed as Exhibit B hereto, by and between Bank, as purchaser, and the Servicer, as servicer.

         WHEREAS, pursuant to an Assignment, Assumption and Recognition Agreement, dated as of July 28, 2000 (the "Assignment and Assumption Agreement") and annexed as Exhibit C hereto, Lehman Capital acquired from Bank all of Bank's right, title and interest in and to certain of the mortgage loans currently serviced under the Servicing Agreement (hereinafter, the "Mortgage Loans") and assumed for the benefit of each of the Servicer and the Bank the obligations of the Bank as owner of the Mortgage Loans pursuant to such Servicing Agreement.

         WHEREAS, Lehman Capital has conveyed certain of the Mortgage Loans identified on Schedule I hereto (the "Serviced Mortgage Loans") to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Serviced Mortgage Loans to Bank One, National Association (the "Trustee"), pursuant to a trust agreement dated as of July 1, 2000 (the "Trust Agreement"), among the Trustee, Aurora Loan Services Inc., as master servicer ("Aurora," and, together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer"), Wells Fargo Bank Minnesota, N.A., as securities administrators and SASCO.

         WHEREAS, Lehman Capital desires that the Servicer continue to service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of Lehman Capital (with the consent of the Master Servicer) to terminate the rights and obligations of the Servicer hereunder at any time without cause and to the other conditions set forth herein.

         WHEREAS, Lehman Capital and the Servicer agree that the provisions of the Servicing Agreement shall continue to apply to the Serviced Mortgage Loans, but only to the extent provided herein and that this Agreement shall constitute a "reconstitution" of the Mortgage Loans (as such term is defined in Section 11.01 of the Servicing Agreement) which shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement.

         WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right under the conditions specified herein to terminate for cause the rights and obligations of the Servicer under this Agreement.

         WHEREAS, Lehman Capital and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lehman Capital and the Servicer hereby agree as follows:

                                   AGREEMENT

         1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the Servicing Agreement incorporated by reference herein (regardless of whether such terms are defined in the Servicing Agreement), shall have the meanings ascribed to such terms in the Trust Agreement.

         2. Custodianship. The parties hereto acknowledge that LaSalle National Bank will act as custodian of the Serviced Mortgage Files for the Trustee pursuant to a Custodial Agreement, dated July 1, 2000, among LaSalle National Bank, the Trustee and SASCO, as depositor of the Trust Fund.

         3. Servicing. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

         4. Trust Cut-off Date. The parties hereto acknowledge that by operation of Section 4.04 and Section 5.01 of the Servicing Agreement, the remittance on August 25, 2000 to the Trust Fund is to include principal collected after July 1, 2000 (the "Trust Cut-off Date") through the preceding Determination Date plus interest, at the Mortgage Loan Remittance Rate collected through such Determination Date exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in clauses (ii), (iii) and (iv) of Section 5.01 of the Servicing Agreement.

         5. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the SASCO 2000-3 Trust Fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as Lehman Capital, as purchaser, under the Servicing Agreement to enforce the obligations of the Servicer under the Master Servicing Agreement and the term "Purchaser" as used in the Master Servicing Agreement in connection with any rights of the Purchaser shall refer to the Trust Fund or, as the context requires, the Master Servicer or the Trustee acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Article IX of the Servicing Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of Lehman Capital under the Servicing Agreement and in connection with the performance of the Master Servicer's duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

         6. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Serviced Mortgage Loans (other than those representations and warranties made by the Servicer in Section 3.02 of the Servicing Agreement) in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.

         7. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

         All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

                  Aurora Loan Services Inc.
                  2530 South Parker Road
                  Suite 601
                  Aurora, Colorado  80014
                  Attention:  E. Todd Whittemore, Master Servicing,
                              SASCO ALS 2000-3
                  Telephone:  (303) 632-3000
                  Telecopier:  (303) 632-3001

         All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled basis to the following wire account:

                  The Chase Manhattan Bank
                  New York, New York
                  ABA#:  021-000-021
                  Account Name:  Aurora Loan Services Inc., Master Servicing
                                 Payment Clearing Account
                  Account Number:  066-661059
                  Beneficiary:  Aurora Loan Services Inc.
                  For further credit to:  SASCO/ALS 2000-3

         All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

                  Bank One, National Association
                  1 Bank One Plaza
                  Mail Suite 1L1 - 0126
                  Chicago, Illinois 60670
                  Attention:  Global Corporate Trust Services, SASCO/ALS 2000-3
                  Telephone:  312-336-9370
                  Telecopier:  312-407-1708

         All notices required to be delivered to Lehman Capital hereunder shall be delivered to Lehman Capital at the following address:

                  Lehman Capital, a Division of Lehman
                    Brothers Holdings Inc.
                  2000 Vesey Street
                  New York, New York  10285-0900
                  Attention:  Mortgage Backed Finance Department
                  Telephone:  (212) 526-7000
                  Telecopier:  (212) 528-7209

         All notices required to be delivered to the Servicer hereunder shall be delivered to the address of its office as set forth in the first paragraph of this Agreement.

         6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

         7. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

         Executed as of the day and year first above written.

                     LEHMAN CAPITAL, A DIVISION OF
                          LEHMAN BROTHERS HOLDINGS INC., as
                          Owner

                     By: /s/ Joseph J. Kelly
                        ----------------------------------------------------
                          Name:  Joseph J. Kelly
                          Title:  Vice President

                     CHASE MANHATTAN MORTGAGE CORPORATION, as Servicer



                     By: /s/ Eileen A. Lindblom
                         --------------------------------------------
                          Name:  Eileen A. Lindblom
                          Title: Vice President


Acknowledged By:

AURORA LOAN SERVICES INC.,
as Master Servicer

By: /s/ Ralph A. Lenzi III
   -------------------------------------------
Name:  Ralph A. Lenzi III
Title:  CEO

BANK ONE, NATIONAL ASSOCIATION,
as Trustee

By: /s/ Keith R. Richardson
   ------------------------------------------
Name: Keith R. Richardson
Title:  Vice President

                                   EXHIBIT A

                   Modifications to the Servicing Agreement

1. The definition of "Opinion of Counsel" in Article I is hereby amended by adding the following proviso at the end of such definition:

                  provided that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel who (i) is in fact independent of the Servicer and the Master Servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the Servicer or the Master Servicer of the Mortgage Loans or in an affiliate of either and (iii) is not connected with the Servicer or the Master Servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions. The cost of the preparation and delivery of any such opinion requested by the Trustee shall be an expense of the Trust Fund unless Lehman Capital decides, in its own discretion, to bear such expense for the Trust Fund, in which case any such cost will be borne by Lehman Capital.

2. A new definition of "Prepayment Interest Shortfall Amount" is hereby added to Article I to immediately follow the definition of "Person", to read as follows:

                  "Prepayment Interest Shortfall Amount": With respect to any Mortgage Loan that is subject to a voluntary (not including discounted payoffs) Principal Prepayment in full or in part during the related Principal Prepayment Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such related Principal Prepayment Period, the amount of interest (net of the related Servicing Fee for Principal Prepayments in full only) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date.

3.       A new definition of "Principal Prepayment Period" is hereby added to
         Article I to immediately follow the definition of "Principal Prepayment", to read as follows:

                  "Principal Prepayment Period": With respect to any Remittance Date, the calendar month immediately preceding the month in which the related Remittance Date occurs.

4. Master Servicer as Agent of the Trust Fund. The parties hereto acknowledged that all consents, approvals, recommendations and directions required to be obtained by the Servicer from the Purchaser pursuant to Articles IV, V and VI of the Servicing Agreement shall be obtained by the Servicer from the Master Servicer in its capacity as master servicer of the Trust Fund.

5. Section 4.04 (Establishment of Custodial Accounts; Deposits in Custodial Accounts ) is hereby amended by replacing the period after clause (x) with a semi-colon and adding a new clause (xi) to read as follows:

                  (xi)  any Prepayment Interest Shortfall Amount;

6.       Section 5.01 (Distributions) is hereby amended by restating clause
         (iii) of the first paragraph thereof to read as follows:

                  (iii) any Prepayment Interest Shortfall Amount, provided that the Seller's obligation as to payment of such amount shall be limited to the Servicing Fee earned during the month of the distribution.

7. Section 6.04 (Annual Statement as to Compliance) is hereby amended by replacing the words "September 30 of each year, beginning with 2000" to "April 30 of each year, beginning with 2001" and
         Section 6.05 (Annual Independent Certified Public Accountant's Servicing Report) is hereby amended by replacing the words "within one hundred twenty (120) days of Seller's fiscal year end (December 31 of each year beginning December 31, 2000)" with the words "on or before April 30 of each year, beginning with April 30, 2001".

8. Section 8.01 (Indemnification; Third Party Claims) is hereby amended and restated in its entirety to read as follows:

                           The Servicer shall indemnify the Trust Fund, the
                  Trustee and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgements, and any other costs, fees and expenses, as applicable to such indemnified party's interest, that any of such parties may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans during the Interim Servicing Period in strict compliance with the terms of this Agreement. The Servicer further agrees to indemnify the Trust Fund, the Trustee, the Master Servicer, and Lehman Capital and hold each such parties harmless against any and all claims, losses, damages, penalties, fees; forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses, as applicable to such indemnified party's interest, that such parties may sustain in any way related to a breach of a representation and warranty set forth in Section 3.01 or Section 3.02 of this Agreement. The Servicer immediately shall notify Lehman Capital, the Master Servicer and the Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgement or decree which may be entered against it or any of such parties in respect of such claim. The Servicer shall follow any written instructions received from the Trustee in connection with such claim. The Trustee from the assets of the Trust Fund promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except, to the extent of any losses related to the Servicer's wrongdoing, when the claim is in any way related to the Servicer's indemnification for breaches of a representation or warranty set forth in
                  Section 3.01 or Section 3.02 or the failure of the Servicer to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement.

                           The Trust Fund, Lehman Capital and the Master
                  Servicer shall each respectively indemnify the Servicer and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Servicer may sustain in any way related to such party's failure to perform its respective duties in compliance with the terms of this Agreement, or, in the case of the Master Servicer, to master service and administer the Mortgage Loans in compliance with this Agreement and the Trust Agreement.

9. Section 9.01 is hereby amended by changing all references to "Purchaser" in the paragraph following clause (ix) of such section to "Master Servicer."

10. Section 9.02 (Waiver of Default) is hereby amended by changing the reference to "Purchaser" therein to the "Master Servicer".

11. Section 10.02 (Termination Without Cause) is hereby amended by changing all references to "Purchaser" in such section to "Lehman Capital".

12. Section 12.01 (Successor to the Seller) is hereby amended in its entirety to read as follows:

                           Simultaneously with the termination of the
                  Servicer's responsibilities and duties under this Agreement
                  (a) pursuant to Sections 4.13, 8.04, 9.01, 10.01 or 10.02, the Master Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement set forth in Sections 8.02 hereof and (ii) and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. Any successor to the Servicer shall be subject to the approval of the Master Servicer, Lehman Capital, the Trustee and each Rating Agency (as such term is defined in the Trust Agreement). Each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or the Depositor, as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Section 3.01, 3.02 and 3.03 and the remedies available to the Trustee under Section 8.01, it being understood and agreed that the provisions of such Sections 3.01, 3.02, 3.03 and 8.01 shall be applicable to the Servicer, with respect to the period prior to the Servicer's resignation or removal, notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

                           Within a reasonable period of time, but in no event
                  longer than 90 days of the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Servicer shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

                           Any successor appointed as provided herein shall
                  execute, acknowledge and deliver to the Trustee, the Servicer and the Master Servicer an instrument (i) accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 3.01 and
                  (ii) an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 4.13, 8.04, 9.01, 10.01 or 10.02 shall not affect any claims that the Master Servicer or the Trustee may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation.

                           The Servicer shall deliver (i) within three (3)
                  Business Days to the successor Servicer the funds in the Custodial Account and Escrow Account and (ii) within a reasonable period of time, but in no event longer than 90 days of the appointment of a successor servicer, all Mortgage Loan Documents and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

                           Upon a successor's acceptance of appointment as
                  such, the Servicer shall notify the Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

                           Except as otherwise provided in this Agreement, all
                  reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (as a result of termination or removal of the Servicer for cause pursuant to
                  Section 9.01 of the Servicing Agreement or resignation of the Servicer or otherwise), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning Servicer from its own funds without reimbursement.

13. Intended Third Party Beneficiaries. Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions.


                                   EXHIBIT B

          Mortgage Loan Purchase, Warranties and Servicing Agreement


                                   EXHIBIT C

               Assignment, Assumption and Recognition Agreement


                                   EXHIBIT D

                            Mortgage Loan Schedule